                                                            Exhibit
10.51


                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

         This Offshore Securities Subscription Agreement
("Agreement") is
executed in reliance upon the transaction exemption afforded by Regulation S
("Regulation S") as promulgated by the Securities and Exchange
Commission
("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

         This Agreement has been executed by the undersigned in connection with the private placement of up to U.S. $9,000,000 in principal amount of 4%
Convertible Subordinated Debentures due November ___, 1998 (hereinafter referred to as the "Debentures") of Xoma Corporation, a corporation organized and existing under the laws of the State of Delaware, U.S.A., NASDAQ National Market
Symbol "XOMA" (hereinafter referred to as the "COMPANY"). The Debentures being purchased pursuant to this Agreement ("Purchaser's Debentures") have not been registered under the 1933 Act and may not be offered or sold in the United
States or to U.S. persons, other than distributors (as such terms are defined in
Regulation S), unless the Debentures are registered under the 1933 Act, or an exemption from the registration provisions of the 1933 Act is available. The terms on which the Debentures may be converted into common stock (the "Shares") and the other terms of the Debentures are set forth in the form of Debenture annexed hereto as ANNEX I. This subscription and, if accepted by the COMPANY, the offer and sale of Debentures and the Shares issuable upon conversion thereof
(collectively the "Securities"), are being made in reliance upon the provisions of Regulation S ("Regulation S") under the 1933 Act.

         The undersigned

NAME:     ----------------------------------------------------

ADDRESS:  ----------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

if applicable, a [Corporation][Partnership][Trust] organized under the laws of __________, a non USA jurisdiction (hereinafter referred to as the
"PURCHASER")

hereby represents and warrants to, and agrees with, the COMPANY as follows:

     1. AGREEMENT TO SUBSCRIBE.
     a. SUBSCRIPTION AMOUNT. The undersigned hereby subscribes for U.S. $______________ in principal amount of
Debentures.

     b. FORM OF PAYMENT. The PURCHASER shall pay the purchase price for the Purchaser's Debentures by delivering good funds in United States Dollars to the escrow agent identified in the Joint Escrow Instructions attached hereto as ANNEX II (the "Escrow Agent"). Promptly following notice by the Escrow
Agent
        of receipt of payment from the PURCHASER of the subscription price for the Purchaser's Debentures, the COMPANY shall determine whether to accept such subscription and, if so accepted, shall deliver one or more certificates for the Purchaser's Debentures to the Escrow Agent. Delivery of
such
        funds to the COMPANY by the Escrow Agent shall be made against delivery by the COMPANY of one or more Debentures in accordance with this Agreement. By signing this Agreement, the
        PURCHASER and the COMPANY each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions attached hereto as ANNEX II, all of the provisions of which are incorporated herein by this reference
        as if set forth in full.

     c. METHOD OF PAYMENT. Payment of the purchase price for the Purchaser's
        Debentures shall be made by wire transfer of funds to:

                Bank of New York
                350 Fifth Avenue
                New York, New York 10001

                ABA# 021000018
                For Further Credit to A/C# 105-0036843
                for credit to the account of Krieger & Prager, Attorneys
                Escrow Account: Master Escrow Account

        Not later than five (5) business days after acceptance and execution of this Agreement by the COMPANY, the PURCHASER shall deposit with the Escrow Agent the aggregate subscription
        price for the Purchaser's Debentures.

     2. SUBSCRIBER REPRESENTATIONS; ACCESS TO INFORMATION;
INDEPENDENT
        INVESTIGATION.

        a. OFFSHORE TRANSACTION. PURCHASER represents and warrants to COMPANY as follows:

           (i) PURCHASER is not a U.S. person as that term is defined under
                  Regulation S.

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
           (ii)   PURCHASER is outside the United States
                  as of the date of the execution and delivery of this Agreement.

           (iii)  PURCHASER is purchasing the
                  Purchaser's Debentures for its own account and not on behalf of any U.S. person, and PURCHASER is the sole beneficial owner of the Purchaser's Debentures, and has not pre-arranged any sale with purchasers in the United States.

           (iv)   PURCHASER represents and warrants and
                  hereby agrees that all offers and sales of the Debentures prior to the expiration of a period commencing on the date of the receipt of funds by the COMPANY and ending 40 days thereafter shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provisions under the 1933 Act or pursuant to an exemption from registration, and all offers and sales after the expiration of the 40-day period shall be made only pursuant to such registration or to such exemption from registration.

           (v) PURCHASER acknowledges that the purchase of the Debentures involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the purchase of the Purchaser's Debentures, including the total loss of its investment.

           (vi)   PURCHASER understands that the
                  Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. securities laws and that the COMPANY is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of PURCHASER set forth herein in order to determine the applicability of such exemptions and the suitability of PURCHASER to acquire the Purchaser's Debentures.

           (vii)  PURCHASER is sufficiently experienced
                  in financial and business matters to be
                  capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto.

           (viii) In evaluating its investment,
                  PURCHASER has consulted its own investment and/or legal and/or tax advisors.

           (ix)   PURCHASER understands that in the view
                  of the SEC the statutory basis for the
                  exemption claimed for this transaction would not be present if the offering of Debentures, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. PURCHASER is acquiring the Purchaser's Debentures for investment purposes and has no present intention to sell the Debentures in the United States or to a U.S. Person or for the account or benefit of a U.S. Person either now or after the expiration of the Restricted Period.

           (x) PURCHASER is not an underwriter of, or dealer in, the
                  Securities, and PURCHASER is not participating, pursuant to a contractual agreement, in the distribution of the Securities.

           (xi)   During the Restricted Period (as
                  hereinafter defined), neither PURCHASER nor any of its affiliates will, directly or indirectly, maintain any short position in the securities of the COMPANY.

     b. CURRENT PUBLIC INFORMATION. PURCHASER acknowledges that PURCHASER has been furnished with or has acquired copies of the COMPANY'S most recent Annual Report on the Form 10-K filed with the SEC and the Forms 10-Q and 8-K filed thereafter (collectively the "SEC
           Filings").

     c. INDEPENDENT INVESTIGATION; ACCESS. PURCHASER acknowledges that PURCHASER, in making the decision to purchase the Debentures subscribed for, has relied upon independent investigations made by it and its representatives, if any, and PURCHASER and such representatives, if any, have, prior to any sale to it, been given access and the opportunity to examine all material publicly available, books and records of the COMPANY, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from the COMPANY or any person acting on its behalf concerning the terms and conditions of this offering. PURCHASER and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the COMPANY and materials relating to the offer and sale of the Debentures which have been requested. PURCHASER and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

     d. NO GOVERNMENT RECOMMENDATION OR APPROVAL. PURCHASER understands that no federal or state agency has passed on or made any
           recommendation or endorsement of the Securities.

     e. ENTITY PURCHASERS. If PURCHASER is a partnership, corporation or trust, the person executing this Agreement on its behalf represents and warrants that:


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
           (i) He or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this
                  Agreement.

           (ii)   He or she is duly authorized (if the
                  undersigned is a trust, by the trust
                  agreement) to make this investment and to enter into and execute this Agreement on behalf of such entity.

    3. COMPANY REPRESENTATIONS.

       a. REPORTING COMPANY STATUS. The COMPANY is a reporting issuer as defined by Rule 902 of Regulation
           S. The COMPANY is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The COMPANY has registered its common stock pursuant to Section 12 of the Exchange Act and the common stock trades on NASDAQ.

       b. OFFSHORE TRANSACTION. The COMPANY has not offered these securities to any person in the United States or to any U.S. person as that term is defined in Regulation S.

       c. NO DIRECTED SELLING EFFORTS. In regard to this transaction, the COMPANY has not conducted any "direct selling efforts" as that term is defined in Rule 902 of Regulation S nor has the COMPANY conducted any general solicitation relating to the offer and sale of the within securities to persons resident within the United States or elsewhere.

        d. TERMS OF DEBENTURES. The COMPANY will issue the
Debentures in
           accordance with the terms of the form of Debenture contained in
           ANNEX I attached hereto.

        e. LEGALITY. The COMPANY has the requisite corporate power and authority to enter into this Agreement and to sell and deliver the
           Debentures; this Agreement and the issuance of the Debentures have been duly and validly authorized by all necessary corporate action by the COMPANY; this Agreement has been duly and validly executed and delivered by and on behalf of the COMPANY, and is a valid and binding agreement of the COMPANY, enforceable against it in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally.

        f. NON-CONTRAVENTION. The execution and delivery of this Agreement and the issuance of the Debentures, and the consummation of the transactions contemplated by this Agreement by the COMPANY do not and will not conflict with or result in a breach by the COMPANY of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or by-laws of the COMPANY, or any material indenture, mortgage, deed of trust, or other material agreement or instrument to which the COMPANY is a party or by which it or any of its properties or assets are bound or (assuming that the representations and warranties of the PURCHASER in Section 2 hereof, and the representations and warranties of the distributor to the COMPANY, are true and correct) any existing applicable U.S. law, rule, or regulation or any applicable decrees, judgment or order of any U.S. court, federal or state regulatory body, administrative agency or other U.S. governmental body having jurisdiction over the COMPANY or any of its properties or assets, the conflict, breach, violation or default of or under which would have a material adverse effect on the COMPANY'S business or financial condition.

        g. FILINGS. The COMPANY undertakes and agrees to make all necessary filings in connection with the sale of the Debentures as required by United States laws and regulations or by the rules of any domestic securities exchange or trading market.

        h. ABSENCE OF CERTAIN CHANGES. Since June 30, 1995, there has been no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the COMPANY, except as disclosed in the SEC filings.

    4.  EXPIRATION OF RESTRICTED PERIOD.

        a. Promptly following the delivery by PURCHASER of the subscription price in accordance with Section 1(c) hereof, the COMPANY will determine whether to accept such subscription and, if so accepted, will prepare and issue one or more Debentures registered in such name or names as specified by PURCHASER and cause the same to be delivered to the Escrow Agent. The
COMPANY'S transfer agent will be instructed to issue one or more certificates for the Shares without restrictive legend upon conversion of the Purchaser's
Debentures in accordance with this Agreement, registered in the name of the holder of Purchaser's Debentures who converts any Purchaser's Debentures or its nominee and in such denominations to be specified by the such holder in connection with such conversion. The COMPANY warrants that no restriction or instruction (other than these instructions and a "stop transfer" restriction on the COMPANY'S Debenture Register relating to the Debentures until the end of the forty (40) day Restricted Period applicable under Regulation S) will be imposed by the COMPANY or given by the COMPANY to its transfer agent for the Shares and that the Purchaser's Debentures and the Shares issuable upon conversion thereof shall otherwise be freely transferable on the books and records of the COMPANY as and to the extent provided in this Agreement. Nothing in this Section shall affect in any way
PURCHASER'S obligations and agreement to comply with all applicable securities laws and PURCHASER'S representations and warranties set forth herein.

        b. In connection with the exercise of conversion rights relating to the Debentures, if the Debentures and the Shares have not been registered under the 1933 Act prior to such conversion, PURCHASER or any subsequent holder of the Debentures shall, in addition to any other requirement imposed by the terms of the Debentures, be required to complete, sign and furnish to the COMPANY a conversion certificate in the form attached as Exhibit
1 to ANNEX I hereto. PURCHASER acknowledges that the COMPANY is under no obligation to register the Debentures or the Shares issuable upon conversion thereof under the 1933 Act.

        c. If, solely as a result of the COMPANY'S wrongful refusal to honor PURCHASER'S instruction, or wrongful refusal or failure to transfer or issue the Shares, PURCHASER incurs any loss (other than any consequential, indirect, incidental or special damages), the COMPANY shall reimburse PURCHASER for such loss unless PURCHASER shall have breached any of its representations, warranties or covenants set forth in this Agreement, or otherwise taken or omitted to take actions, which actions or omissions constitute gross negligence, bad faith or willful misconduct.

    5. EXEMPTION; RELIANCE ON REPRESENTATION. PURCHASER understands that the offer and sale of the Debentures is not being registered under the 1933 Act.
The COMPANY is relying on the rules governing offers and sales made outside the
United States pursuant to Regulation S. Rules 901 through 904 of Regulation S govern this transaction.

    6. CLOSING DATE AND ESCROW AGENT. The date of the issuance of the
Purchaser's Debentures and the sale of the Purchaser's Debentures as evidenced by receipt by the COMPANY of PURCHASER'S purchase funds (the "Closing Date") shall be no later than ten (10) business days after execution hereof by all parties or such other mutually agreed to time. PURCHASER shall, within five (5) business days after acceptance and execution of this Agreement by the COMPANY, deliver the necessary funds as indicated in Paragraph 1 to the Escrow Agent.
Purchaser's Debentures will be delivered to the Escrow Agent at the instructions of the COMPANY. PURCHASER agrees that the Escrow Agent has no liability as a result of any fraudulent or unlawful conduct of any other party, and agrees to hold the Escrow Agent harmless.

     7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. PURCHASER understands that COMPANY'S obligation to sell the Purchaser's Debentures is conditioned upon:

        a. The receipt and acceptance by the COMPANY of this Agreement as evidenced by execution of this Agreement by the President or any
           Vice President of the COMPANY. The acceptance of funds by the


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
           COMPANY shall be deemed to be constructive acceptance of this
           Agreement;

       b. Delivery to the Escrow Agent by PURCHASER of good funds as payment in full for the purchase of the Purchaser's Debentures;
and

       c. The accuracy on the Closing Date of the representations and warranties of PURCHASER contained in this Agreement and the performance by PURCHASER on or before the Closing Date of all covenants and agreements of PURCHASER required to be performed on or before the Closing Date.

    8. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE.  The
COMPANY
understands that PURCHASER'S obligation to purchase the Purchaser's
Debentures is conditioned upon:

       a. Acceptance by PURCHASER of an Agreement for the sale of Purchaser's
          Debentures;

       b. Delivery of Purchaser's Debentures to Escrow Agent as herein set forth;

       c. The accuracy on the Closing Date of the representations and warranties of the COMPANY contained in this Agreement and the performance by the COMPANY on or before the Closing Date of all covenants and agreements of the COMPANY required to be performed on or before the Closing Date; and

       d. Delivery to the Escrow Agent of an opinion of counsel for the
          COMPANY, dated the Closing Date and addressed to PURCHASER, in the form attached hereto as ANNEX III.

    9. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York without giving effect to principles governing the conflicts of laws. A facsimile transmission of this signed
Agreement shall
be legal and binding on all parties hereto.

    10. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or three business days after deposit in the United
States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:          Xoma Corporation
                  2910 Seventh Street
                  Berkeley, California 94710
                  ATT:  General Counsel

PURCHASER:        At the address set forth on the first page of
this Agreement.

ESCROW AGENT:     Krieger & Prager, Esqs.
                  319 Fifth Avenue
                  New York, New York 10016

                    SIGNATURE(S) FOR INDIVIDUAL SUBSCRIBER(S)

         IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that he, she or they have executed this
Offshore Securities Subscription Agreement this ------ day of
--------------,
1995.


-----------------------------------
--------------------------------
Printed Name                                  Signature


-----------------------------------
--------------------------------
Printed Name                                  Signature



                         SIGNATURES FOR ENTITIES

         IN WITNESS WHEREOF, the undersigned represents that the following statements are true and correct and that it has caused this Offshore Securities
Subscription Agreement to be duly executed on its behalf this -------- day of
-------------------, 1995.



                          -------------------------------------
                          Printed Name of Subscriber


                          By: ---------------------------------
                          (Signature of Authorized Person)

                          -------------------------------------
                          Printed Name and Title

Accepted this ---------- day of the month of -------------------,
199---.

XOMA CORPORATION


By: ------------------------------------------
    Title: -----------------------------------


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
         All correspondence and delivery of certificates and confirmations should be addressed to the above named person and sent by the COMPANY to his
----- business ----- home address (check one).

Capacity of Subscriber (check one):

         Individual                                  ----------
         Corporation                                 ----------
         Partnership                                 ----------
         Other                                       ----------
(please specify)

Ownership of Debentures (check one):

         Individual                                  ----------
         Joint Tenants, with right of survivorship   ----------*
         Tenants in Common                           ----------*
         Tenants in Entirety                         ----------*
         Community Property                          ----------*

Country of Citizenship:   ----------------------------------------

Country of incorporation or formation:
------------------------------

* If you are purchasing Debentures with only your spouse as co-owner, both you and your spouse must sign the signature page. If any co-owner is not your spouse, all co-owners must sign the signature page.

Name of PURCHASER Representative, if any:
------------------------------

                  Address:
------------------------------


------------------------------

                  Telephone:
------------------------------


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FULL NAME AND ADDRESS OF PURCHASER FOR REGISTRATION PURPOSES:


NAME:
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ADDRESS:
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TEL. NO.
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FAX. NO.
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CONTACT NAME:
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DELIVERY INSTRUCTIONS (IF DIFFERENT FROM REGISTRATION NAME):


NAME:
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ADDRESS:
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TEL. NO.
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FAX. NO.
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CONTACT NAME:
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SPECIAL
INSTRUCTIONS:
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